UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  November 8, 2006               Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


           Virginia                                   54-1375874
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)


101 Hubbard Street
Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 7.01  REGULATION FD DISCLOSURE

The following information and exhibit is being furnished pursuant to Regulation
FD

National Bankshares, Inc, issued a press release on November 8, 2006, announcing that its Board of Directors has declared a semi-annual dividend payable on December 1, 2006 to stockholders of record as of November 20, 2006.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Exhibits

99.1    National Bankshares, Inc. press release dated November 8, 2006.


                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.



Date:  November 8, 2006         By:     /s/ JAMES G. RAKES
                                     ---------------------------------------
                                        James G. Rakes
                                        Chairman
                                        President and Chief Executive Officer






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